NUMBER 0

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SAFARI HOLDING CORPORATION

TOTAL AUTHORIZED ISSUE 200 SHARES

See Reverse for Certain Definitions

100 SHARES PAR VALUE $.01 EACH
COMMON STOCK

100 SHARES PAR VALUE $.01 EACH
PREFERRED STOCK

SPECIMEN

This is to Certify that ______________________ **is the owner of**

____

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF
SAFARI HOLDING CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

Witness, *the seal of the Corporation and the signatures of its duly authorized officers.*

Dated

______________________ SECRETARY

______________________ PRESIDENT

© 1999 CORPEX BANKNOTE CO., BAY SHORE N.Y.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF TRANSFERS MIN ACT- Custodian
(Cust) (Minor)
TEN ENT	- as tenants by the entireties	under Uniform Transfers to Minors Act
(State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list

For value received                      hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                                                                                                                         Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                           Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

                                    In presence of